SECURITIES AND EXCHANGE COMMISSION

                           Washington DC  20549


                                FORM 8-K/B

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) March 11, 1997




                        Big Sky Transportation Co.
          (Exact name of registrant as specified in its charter)



          MONTANA                  1-7991              81-0387503
     (State or other               (Commission         (IRS Employer
     jurisdiction                  file number)        identification
     of incorporation)                                 number)


          1601 Aviation Place, Billings MT             59105
     (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code     (406) 245-9449

___________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant

(a) At its board meeting on February 12, 1997 at the recommendation of the audit committee, the Board of Directors of Big Sky Transportation Co. engaged the accounting firm of Charles Bailly & Company P.L.L.P. as independent accountants for the Registrant for the fiscal year ending June 30, 1997, subject to approval of shareholders. The firm of KPMG Peat Marwick LLP, which had been serving as independent accountants for the registrant, was dismissed at the same board meeting on February 12, 1997.

(b) During the Registrant's two most recent years and subsequent interim periods through the date of dismissal, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(c) KPMG Peat Marwick LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. KPMG Peat Marwick LLP's report for the past two fiscal years did contain an emphasis of a matter paragraph related to the significance of Essential Air Service subsidies to the Registrant's operations.

(d) The Registrant requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to this item 4 and if not, stating the respects in which it does not agree. Pursuant to a letter request from the SEC staff dated March 4, 1997, the Registrant has requested that KPMG Peat Marwick LLP furnish a letter concerning the Registrant's revised disclosure. A copy of KPMG Peat Marwick LLP's letter to the Securities and Exchange Commission, dated March 11, 1997, is filed as Exhibit 16, to this Form 8-K/B.

(e) During the two most recent fiscal years and the subsequent interim periods through the date of dismissal of KPMG Peat Marwick LLP, Charles Bailly & Company P.L.L.P., the newly appointed independent accountants of the registrant, has not been consulted regarding; (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the registrant's financial statements; or (3) any matter that was either the subject of a disagreement or a reportable event.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        BIG SKY TRANSPORTATION CO.
                                        d.b.a BIG SKY AIRLINES

                                        By: /s/ Terry D. Marshall
                                             Terry D. Marshall
                                             President & C.E.O.
Dated:    March 11, 1997

                              EXHIBIT 16


March 5, 1997



Securities and Exchange Commission
Washington DC  20549


Ladies and Gentlemen:

We were previously principal accountants for Big Sky Transportation Co. and, under the dates of August 23, 1996, except as to the second paragraph of note 7 and the first paragraph of note 11 to the financial statements which are as of October 9, 1996, we reported on the financial statements of Big Sky Transportation Co. as of and for the years ended June 30, 1996 and 1995. On February 14, 1997, we were notified that our appointment as principal accountants was terminated. We have read Big Sky Transportation Co.'s statements included under Item 4 of its 8-K dated February 19, 1997, and we agree with such statements except that, with respect to:

      Item 4(a) - We are not in a posistion to agree or disagree with Big Sky Transportaiton Co.'s statements that the change was recommended by the audit committee and approved by the board of directors.

      Item 4(e) - We are not in a position to agree or disagree with any of the statements in Item 4(e).

                                  /s/ KPMG Peat Marwick LLP